SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant ☑

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement
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☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

BOCA RESORTS, INC.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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September 27, 2004

Dear Stockholder:

      You are cordially invited to attend the 2004 Annual Meeting of Stockholders of Boca Resorts, Inc. to be held at 9:00 a.m., Eastern Standard Time, on Thursday, November 4, 2004, at the Yacht Club at the Boca Raton Resort & Club, 501 East Camino Real, Boca Raton, Florida 33432.

      The accompanying Notice of Annual Meeting and Proxy Statement describes the specific matters to be acted upon. In addition, there will be a business report on the progress of Boca Resorts, Inc. and an opportunity to ask questions of general interest to stockholders.

      Whether or not you plan to attend in person, it is important that your shares be represented at the Annual Meeting. Please sign, date and return your proxy card in the enclosed envelope as soon as possible. Alternatively, you may vote your shares over the Internet or by automated telephone response, as further indicated on the Proxy Card. The Board of Directors unanimously recommends that stockholders vote FOR each of the matters described in the Proxy Statement to be presented at the Annual Meeting.

Sincerely,

H. WAYNE HUIZENGA
Chairman of the Board and Chief
Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
BIOGRAPHICAL INFORMATION REGARDING DIRECTORS AND EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
PERFORMANCE GRAPH
RELATED PARTY TRANSACTIONS
COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
PROPOSAL ONE ELECTION OF DIRECTORS
PROPOSAL TWO RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANT
STOCKHOLDER PROPOSALS
OTHER MATTERS
APPENDIX A

BOCA RESORTS, INC.
501 East Camino Real
Boca Raton, Florida 33432

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Boca Resorts, Inc.:

      The 2004 Annual Meeting of Stockholders (the “Annual Meeting”) of Boca Resorts, Inc. will be held at 9:00 a.m., Eastern Standard Time, on Thursday, November 4, 2004, at the Yacht Club at the Boca Raton Resort & Club, 501 East Camino Real, Boca Raton, Florida 33432 to consider and act on the following matters, all of which are set forth more completely in the accompanying Proxy Statement:

1. To elect directors to a term of office expiring at our 2005 Annual Meeting of Stockholders or until a successor of each is duly elected and qualified;

2. To ratify the action of the Audit Committee of the Board of Directors in appointing Ernst & Young LLP as our independent public accountant for the fiscal year ending June 30, 2005; and

3. To transact such other business as may properly come before the Annual Meeting.

      The Board of Directors has fixed the close of business on September 10, 2004 as the record date for determining those stockholders entitled to notice of, and to vote at, the Annual Meeting.

      You are cordially invited to attend the Annual Meeting in person. EVEN IF YOU PLAN TO ATTEND IN PERSON, YOU ARE REQUESTED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD AT YOUR EARLIEST CONVENIENCE. ALTERNATIVELY, YOU MAY VOTE YOUR SHARES OVER THE INTERNET OR BY AUTOMATED TELEPHONE RESPONSE, AS FURTHER INDICATED ON THE PROXY CARD. You may revoke your proxy at any time prior to its use.

By Order of the Board of Directors,

RICHARD L. HANDLEY
Senior Vice President, Secretary and General Counsel

Boca Raton, Florida

September 27, 2004

PLEASE DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT

PROMPTLY IN THE ENVELOPE PROVIDED. DO NOT RETURN YOUR
PROXY CARD IF YOU ARE VOTING BY INTERNET OR BY TELEPHONE.

BOCA RESORTS, INC.

501 East Camino Real
Boca Raton, Florida 33432

ANNUAL MEETING OF STOCKHOLDERS

November 4, 2004

PROXY STATEMENT

       This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Boca Resorts, Inc. (“Boca Resorts”) for use at our 2004 Annual Meeting of Stockholders or any adjournment or postponement thereof (the “Annual Meeting”). The Annual Meeting will be held at 9:00 a.m., Eastern Standard Time, on Thursday, November 4, 2004, at the Yacht Club at the Boca Raton Resort & Club, 501 East Camino Real, Boca Raton, Florida 33432.

      It is anticipated that this Proxy Statement, the Notice of Annual Meeting, the proxy card and the Annual Report to Stockholders will be mailed to our stockholders on or about September 27, 2004.

Record Date

      Only stockholders of record at the close of business on September 10, 2004 (the “Record Date”) are entitled to vote at the Annual Meeting.

Shares Outstanding and Voting Rights

      As of the Record Date, there were 40,000,789 shares of our Class A common stock, par value $.01 per share (our “Class A Common Stock”), and 255,000 shares of our Class B common stock, par value $.01 per share (our “Class B Common Stock,” and together with the Class A Common Stock, our “Common Stock”), issued and outstanding, all of which are entitled to be voted at the Annual Meeting. Each share of our Class A Common Stock is entitled to one vote and each share of Class B Common Stock is entitled to 10,000 votes on each matter submitted to stockholders for approval at the Annual Meeting. Stockholders do not have the right to cumulative voting for directors.

      H. Wayne Huizenga, our Chairman of the Board and Chief Executive Officer, currently owns all of the shares of our Class B Common Stock. Accordingly, Mr. Huizenga is able to control the outcome on the matters that properly come before our stockholders for approval at the Annual Meeting.

Proxy Procedure

      Proxies properly executed and returned in a timely manner (or in the case of votes timely cast telephonically or by Internet as described in the proxy card) will be voted at the Annual Meeting in accordance with the directions given. If no direction is indicated, proxies will be voted for the election of the nominees named herein as directors and for ratification of Ernst & Young LLP as our independent public accountant for the fiscal year ending June 30, 2005. Any stockholder giving a proxy has the power to revoke it at any time before it is voted, in person at the Annual Meeting, by written notice to our Secretary, or by delivery of a later-dated proxy (including a later-dated vote via Internet or telephone).

      Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed for the Annual Meeting and will be counted in determining whether or not a quorum (50% of the outstanding shares) is present. A quorum is required to conduct business at the Annual Meeting.

Voting Requirements

      If a properly executed proxy is returned (or voted by telephone or Internet) and the stockholder has abstained from voting on any matter, the shares represented by such proxy will be considered present at the meeting for purposes of determining a quorum and for purposes of calculating the vote, but will not be considered to have been voted in favor of such matter. If a properly executed proxy is returned by a broker holding shares in street name which indicates that the broker does not have discretionary authority as to certain shares to vote on one or more matters, such shares will be considered present at the meeting for purposes of determining a quorum, but will not be considered to be represented at the meeting for purposes of calculating the vote with respect to such matter. The affirmative vote of the holders of a plurality of the votes cast at the Annual Meeting is required for the election of Directors and the affirmative vote of the holders of a majority of the votes cast for all other matters that properly come before the Annual Meeting.

Costs of Solicitation

      All costs of the solicitation of proxies by our Board of Directors will be borne by us. The solicitation is to be principally conducted by mail and may be supplemented by telephone and personal contacts by our directors, executive officers and employees, without additional remuneration. Arrangements will be made with brokerage houses, banks and custodians, nominees and other fiduciaries to forward solicitation materials to the beneficial owners of stock held of record. We will reimburse such persons for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

BIOGRAPHICAL INFORMATION REGARDING

DIRECTORS AND EXECUTIVE OFFICERS

      The following table sets forth certain information, as of September 10, 2004, concerning each of our directors standing for re-election and executive officers.

Name	Age	Position

H. Wayne Huizenga	66	Chairman of the Board and Chief Executive Officer
David S. Feder	57	President and Chief Operating Officer
Wayne Moor	52	Senior Vice President, Treasurer and Chief Financial Officer
Richard L. Handley	57	Senior Vice President, Secretary and General Counsel
MaryJo Finocchiaro	40	Vice President and Corporate Controller
Steven R. Berrard	50	Director
Dennis J. Callaghan	55	Director
Michael S. Egan	64	Director
Harris W. Hudson	61	Director
George D. Johnson, Jr.	62	Director
Henry Latimer	66	Director
Peter H. Roberts	62	Director

      H. Wayne Huizenga has been our Chairman of the Board and Chief Executive Officer since September 1996. Mr. Huizenga served as a director of AutoNation, Inc. (“AutoNation”), which owns the nation’s largest chain of franchised automotive dealerships, from August 1995 to May 2004 and served as its Chairman of the Board from August 1995 to December 2002. From August 1995 to September 1999, Mr. Huizenga served as Chief Executive Officer or Co-Chief Executive Officer of AutoNation. From May 1998 to May 2004, Mr. Huizenga served as a director of Republic Services, Inc. (“Republic Services”), a leading provider of non-hazardous solid waste collection and disposal services and served as its Chairman of the Board from May 1998 to December 2002. From January 1995 to May 2004, Mr. Huizenga served as the Chairman of the Board of Extended Stay America, Inc. (“Extended Stay”), an owner and operator of extended stay lodging facilities. From September 1994 to October 1995, Mr. Huizenga served as the Vice Chairman of Viacom Inc. (“Viacom”), a diversified entertainment and communications company. During the same period, Mr. Huizenga also served as the Chairman of the Board of Blockbuster Entertainment Group, a division of Viacom. From April 1987 through September 1995, Mr. Huizenga served as the Chairman of the Board and

Chief Executive Officer of Blockbuster, during which time he helped build Blockbuster from a 19-store chain into the world’s largest video rental company. In September 1994, Blockbuster merged into Viacom. In 1971, Mr. Huizenga co-founded Waste Management, Inc. (“Waste Management”), which he helped build into the world’s largest integrated solid waste services company, and he served in various capacities, including President, Chief Operating Officer and a director from its inception until 1984. Mr. Huizenga also owns the Miami Dolphins and Pro Player Stadium in South Florida. Mr. Huizenga is the brother-in-law of Harris W. Hudson.

      David S. Feder joined Boca Resorts as Senior Vice President — Resort Operations in October 2001 and became President and Chief Operating Officer in January 2002. From June 1999 to October 2001, Mr. Feder served as Senior Vice President and Managing Director for the Arizona Biltmore Resort & Spa. From 1987 to June 1999, Mr. Feder held various management positions with the Boca Raton Resort & Club including Senior Vice President and General Manager and Senior Vice President of Marketing and Sales. Prior to joining the Boca Raton Resort & Club, Mr. Feder served as Vice President of Sales and Marketing at the Breakers in Palm Beach, Florida, and the Innisbrook Resort in Tarpon Springs, Florida. Previously, Mr. Feder held management positions in operations and sales and marketing for Princess Hotels International, The Plaza Hotel in New York City and the St. Francis Hotel in San Francisco.

      Wayne Moor has been our Senior Vice President, Treasurer and Chief Financial Officer since October 2002. Mr. Moor has over twenty years experience in real estate and hotel operations, asset management, debt restructurings, recapitalizations and developing strategic turnaround plans. From October 2001 to October 2002, Mr. Moor was Senior Vice President and Chief Financial Officer for ANC Rental Corporation (“ANC”), which owns and operates Alamo-Rent-A-Car and National Car Rental. In November 2001, ANC and its U.S. operating subsidiaries voluntarily filed petitions for reorganization under Chapter 11 of the U.S. Bankruptcy code in Wilmington, Delaware. From September 2000 to October 2001, Mr. Moor was Senior Vice President and Chief Financial Officer for Gerald Stevens, Inc., a floral products marketer and retailer. In April 2001, Gerald Stevens, Inc. and certain operating subsidiaries voluntarily filed petitions for reorganization under Chapter 11 of the U.S. Bankruptcy code in Miami, Florida. From June 1997 to January 2000, Mr. Moor was Executive Vice President and Chief Financial Officer for US Diagnostic, Inc., an operator of outpatient medical diagnostic imaging and related facilities. Prior to that, Mr. Moor held the position of Chief Financial Officer for a number of privately and publicly held real estate operating companies and worked in public accounting.

      Richard L. Handley has been our Senior Vice President, Secretary and General Counsel since May 1997. From October 1995 to May 1997, Mr. Handley served as Senior Vice President and the General Counsel of AutoNation. Prior to joining AutoNation, Mr. Handley held various positions in the environmental services sector, including a principal of Randolph Management Group, Inc., a management consulting firm specializing in the environmental industry, Vice President, Secretary and General Counsel of The Brand Companies, Inc., an environmental services company, and various legal positions with affiliates of Waste Management. Prior to joining Waste Management, Mr. Handley was in private legal practice in Chicago, Illinois.

      MaryJo Finocchiaro has been our Vice President and Corporate Controller since December 2002. From September 1997 to December 2002, Ms. Finocchiaro served as our Director of Financial Reporting. From 1988 to 1997, she served in a number of financial management positions for Bluegreen Corporation, a U.S. developer and marketer of timeshare resorts and planned residential and golf communities, including most recently as its Vice President, Controller and Director of Investor Relations. Prior to that, she worked in public accounting with Price Waterhouse.

      Steven R. Berrard has been a director of Boca Resorts since September 1996. In 1997, Mr. Berrard co-founded New River Capital Partners, a private equity firm with an investment strategy focused on branded specialty retail, e-commerce and education, and he controls New River Capital’s managing general partner. Mr. Berrard served as Co-Chief Executive Officer of AutoNation from October 1996 to September 1999. From September 1994 through March 1996, Mr. Berrard served as President and Chief Executive Officer of Blockbuster Entertainment Group. From January 1993 to September 1994, Mr. Berrard served as President and Chief Operating Officer of Blockbuster. Mr. Berrard joined Blockbuster in June 1987 as Senior Vice

President, Treasurer and Chief Financial Officer, and he became a director of Blockbuster in May 1989. In addition, Mr. Berrard served as President and Chief Executive Officer and as a director of Spelling Entertainment Group Inc., a television and film entertainment producer and distributor, from March 1993 through March 1996, and served as a director of Viacom from September 1994 to March 1996. Mr. Berrard has served as director of Healthsouth Corporation, the nation’s largest provider of outpatient surgery, diagnostic imaging and rehabilitative healthcare services, since January 2004.

      Dennis J. Callaghan has been a director of Boca Resorts since July 1997. Mr. Callaghan was originally appointed to our Board of Directors in connection with our acquisition of the Boca Raton Resort & Club. Mr. Callaghan has been President of Callaghan & Partners, Ltd., an entity founded by Mr. Callaghan to acquire, develop, finance, renovate and manage resorts, hotels and residential and commercial properties in the United States and abroad since 1990.

      Michael S. Egan has been a director of Boca Resorts since April 1997. Mr. Egan has served as the controlling investor of Dancing Bear Investments, Inc., a privately-held investment company, since 1996. Mr. Egan has been Chairman of the Board of theglobe.com, an online game super store and global, full-service Voice over Internet Protocol communications’ company, since August 1997 and served as its Chief Executive Officer since June 2002. Mr. Egan served as the Chairman of ANC from October 1999 to October 2003 and as its Chief Executive Officer from January 2001 to April 2002. As indicated above, in November 2001, ANC voluntarily filed petitions for reorganization under Chapter 11 of the U.S. Bankruptcy code in Wilmington, Delaware. From 1986 to 1996, he was the majority owner and Chairman of Alamo Rent-A-Car, Inc. Mr. Egan is also Chairman and Chief Executive Officer of Certified Vacations, a wholesale tour operator. Mr. Egan entered the car rental business with Olins Rent-A-Car, where he held various positions, including President. Before acquiring Alamo, Mr. Egan held various administrative positions at Yale University and administrative and teaching positions at the University of Massachusetts at Amherst. Mr. Egan is a graduate of Cornell University, where he received a Bachelor’s degree in Hotel Administration.

      Harris W. Hudson has been a director of Boca Resorts since September 1996. Mr. Hudson is Chairman of Hudson Capital Group, Inc., a privately-held investment company. From August 1995 to May 2003, Mr. Hudson served as a director of AutoNation and from October 1996 to May 2003 as its Vice Chairman. Since May 1998, Mr. Hudson has served as Vice Chairman of Republic Services. From August 1995 to October 1996, Mr. Hudson served as President of AutoNation. From 1983 to August 1995, Mr. Hudson founded and served as Chairman of the Board, Chief Executive Officer and President of Hudson Management Corporation, a solid waste collection company, which was acquired by AutoNation in August 1995. From 1964 to 1982, Mr. Hudson served as Vice President of Waste Management of Florida, Inc., a subsidiary of Waste Management. Mr. Hudson is the brother-in-law of Mr. Huizenga.

      George D. Johnson, Jr. has been a director of Boca Resorts since September 1996. Mr. Johnson has been Chairman of Johnson Development Associates, Inc., a real estate management, leasing and development company, since 1986. From January 1995 to May 2004, Mr. Johnson served as Chief Executive Officer and a director of Extended Stay. From August 1993 to January 1995, Mr. Johnson served in various executive positions with Blockbuster Entertainment Group and, prior to its merger with Viacom, with Blockbuster, including as President of the Consumer Products Divisions, and also as a director of Blockbuster. From July 1987 to August 1993, Mr. Johnson was the managing general partner of WJB Video Limited Partnership, which became the largest Blockbuster franchisee with over 200 video stores prior to its merger with Blockbuster in August 1993. Mr. Johnson also serves as a director of Duke Energy Corporation, a global energy company with business in electric operations, energy transmission, energy services and diversified operations.

      Henry Latimer has been a director of Boca Resorts since August 1997. Since March 2001, Mr. Latimer has been a member of the law firm of Greenberg Traurig LLP, practicing in its Fort Lauderdale, Florida office. From 1994 to March 2001, Mr. Latimer was the Managing Member of the Fort Lauderdale office of the law firm of Eckert Seamans Cherin & Mellot. From 1983 to 1994, Mr. Latimer was a partner in the Miami office of the law firm of Fine Jacobson Schwartz Nash & Block, where he served as Chairman of its

Management Committee from 1993 to 1994. Prior to joining that firm, Mr. Latimer served as a circuit judge for the 17th Judicial Circuit in and for Broward County, Florida.

      Peter H. Roberts has been a director of Boca Resorts since January 2002. Since March 1999, Mr. Roberts has been President of Roberts Hotel Interests, Inc. Mr. Roberts owns hotel interests in Florida and Virginia. From 1978 to February 1999, Mr. Roberts was President of numerous privately held companies, which owned and/or operated various hotel brands including Ritz Carlton, Marriott, Hyatt, Radisson, Holiday Inn and Best Western. Prior to that, Mr. Roberts held various management positions during a fourteen-year tenure at Marriott Corporation, including Vice President of Development, Vice President of Franchising and Vice President of Hotel Operations and Technical Services.

Corporate Governance

      Our business and affairs are managed under the direction of our Board of Directors, which is Boca Resorts’ ultimate decision-making body, except with respect to those matters reserved to our stockholders. Our Board’s mission is to maximize stockholder value. Our Board establishes our overall corporate policies, selects and evaluates our senior management team and acts as an advisor and counselor to senior management. Our Board also oversees our business strategy and the performance of management in executing our business strategy and managing our day-to-day operations.

      Our Board is committed to sound corporate governance principles and practices. Our Board’s core principles of corporate governance are set forth in our Corporate Governance Guidelines (the “Guidelines”), which were adopted by the Board in August 2004. The Guidelines are available on our corporate website at www.bocaresortsinc.com. The Guidelines, which meet New York Stock Exchange (“NYSE”) corporate governance listing standard requirements, serve as a framework within which our Board conducts its operations. The Nominating and Corporate Governance Committee of our Board has been charged with periodically reviewing the Guidelines and recommending to our Board appropriate changes in light of applicable laws and regulations, the governance standards identified by leading governance authorities and Boca Resorts’ evolving needs.

Meetings and Committees of the Board of Directors

      The Board of Directors held six meetings (including actions taken by written consent) during the fiscal year ended June 30, 2004. The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of Boca Resorts. The Board of Directors has established a Nominating and Corporate Governance Committee, an Audit Committee and a Compensation Committee to assist in carrying out its duties. Each director attended at least 75% of the meetings of our Board and of those committees on which he served, except for Messrs. Egan and Hudson who were not present for two meetings of our Board. The following table sets forth our current committee structure:

Nominating and Corporate Governance Committee

      The Nominating and Corporate Governance Committee assists our Board in fulfilling its oversight responsibilities by performing the following duties: (i) periodically reviewing the corporate governance principles and practices set forth in the Guidelines, in comparison to the governance standards identified by leading governance authorities and our evolving needs, and making recommendations to the Board with respect to any appropriate amendment to the Guidelines; (ii) periodically assessing our Board’s needs in terms of skills and qualifications and recommending to our Board candidates for nomination and election to our Board; (iii) reviewing Board candidates who may be recommended by our stockholders; (iv) recommending to our Board assignments to committees; and (v) leading annual evaluations of Board and Board committee performance. The Nominating and Corporate Governance Committee currently has three members. Our Board has determined that each Nominating and Corporate Governance Committee member has the requisite independence for Nominating and Corporate Governance Committee membership under NYSE corporate governance listing standards and the independence standard set forth in the Guidelines. A copy of the charter by which the Nominating and Corporate Governance Committee is governed is available at www.bocaresortsinc.com. Recommendations of candidates to our Board may be made by submitting the names and other pertinent information in writing to: Mr. Henry Latimer, Chairman of the Nominating and Corporate Governance Committee, Boca Resorts, Inc., c/o corporate office, 501 East Camino Real, Boca Raton, Florida 33432. The Nominating and Corporate Governance Committee held one meeting during the year ended June 30, 2004.

Audit Committee

      The Audit Committee primarily assists the Board in fulfilling its oversight responsibilities by reviewing our financial reporting and audit processes and our systems of internal controls and disclosure controls. Among the Committee’s core responsibilities are the following: (i) overseeing the integrity of our financial statements and reviewing and approving the scope of the annual audit; (ii) appointing, retaining, compensating, overseeing, evaluating and, if appropriate, replacing our independent auditor; (iii) reviewing Boca Resorts’ critical accounting policies; (iv) reviewing Boca Resorts’ quarterly and annual financial statements prior to their filing with the Securities and Exchange Commission; (v) preparing the Audit Committee report for inclusion in our annual proxy statement; and (vi) reviewing with management significant financial risks and assessing the steps management has taken to minimize, monitor and control such risks. For a complete description of our Audit Committee’s responsibilities, you should refer to the Audit Committee Charter, a copy of which is attached as an appendix to this Proxy Statement and is available at www.bocaresortsinc.com. The Audit Committee currently consists of three directors. Our Board has determined that the Audit Committee members have the requisite independence and other qualifications for audit committee membership under NYSE corporate governance listing standards, the Sarbanes-Oxley Act of 2002, our Audit Committee Charter and the independence standard set forth in the Guidelines. Our Board has also determined that Mr. Berrard is the “audit committee financial expert” within the meaning of Item 401(h) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee held three meetings during the fiscal year ended June 30, 2004.

Audit Committee Report

      As members of the Audit Committee, our primary function is to assist the Board in fulfilling its oversight responsibilities by reviewing our financial reporting and audit processes, system of internal controls and ethical behavior. Management is responsible for Boca Resorts’ financial statements and the financial reporting process, including the system of internal controls. We also monitor the preparation by management of Boca Resorts’ quarterly and annual financial statements. The independent auditors are responsible for expressing an opinion as to whether the consolidated financial statements present fairly, in all material respects, the financial position, results of operations and cash flows of Boca Resorts in conformity with accounting principles generally accepted in the United States. We also are responsible for reviewing the scope of audit services as proposed by management and the auditor and discussing with the auditor any relationships or services that may impact the objectivity and independence of the auditor.

      In fulfilling our oversight role, we met and held discussions with Boca Resorts’ management and auditors. Management advised us that Boca Resorts’ consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and we reviewed and discussed the consolidated financial statements and key accounting and reporting issues with management and the auditors. We discussed privately with the auditors matters deemed significant by the auditors, including those matters required to be discussed pursuant to Statement on Auditing Standards No. 61 and No. 90 (Communication with Audit Committees), as amended.

      The auditors also provided us with the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and we discussed with the auditors matters relating to their independence (there were no non-audit services rendered by the auditors to Boca Resorts for the fiscal year ended June 30, 2004). We also reviewed a report by the independent auditor describing the firm’s internal quality-control procedures and any material issues raised in the most recent internal quality-control review or peer review.

      Based on our review with management and the auditors of Boca Resorts’ audited consolidated financial statements and the auditors’ report on such financial statements, and based on the discussions described above, we recommended to the Board of Directors that the audited consolidated financial statements be included in Boca Resorts’ Annual Report on Form 10-K for the year ended June 30, 2004 for filing with the Securities and Exchange Commission.

Steven R. Berrard, Peter H. Roberts and
Henry Latimer
As Members of the Audit Committee

Audit Fees

      We were billed or paid $320,000 to Ernst & Young LLP in connection with audit (or quarterly reviews) for the fiscal year ended June 30, 2004. We did not engage Ernst & Young LLP to perform any other services for us for the fiscal year ended June 30, 2004. The Audit Committee reviewed and approved in advance the terms of the annual audit engagement, including the proposed fees and scope of auditing services to be provided.

Compensation Committee

      The Compensation Committee reviews our compensation philosophy and programs, exercises authority with respect to the payment of salaries and incentive compensation to directors and executive officers, and is responsible for administering our Stock Option Plan. Our Board has determined that the Compensation Committee members, as currently constituted, have the requisite independence for compensation committee membership under NYSE corporate governance listing standards and the independence standard set forth in the Guidelines. A copy of the charter by which the Compensation Committee is governed is available at www.bocaresortsinc.com. The Compensation Committee held one meeting during the fiscal year ended June 30, 2004.

Director Compensation

      Directors who are also our employees do not receive additional compensation for serving on our Board of Directors. Effective January 2003, non-employee directors receive $1,000 for each committee meeting attended along with an annual retainer of $42,500 for those directors who chair a committee and $40,000 for those directors who do not chair a committee. Reasonable out-of-pocket expenses incurred by any of our directors on our behalf are reimbursed.

      Non-employee directors also receive periodic stock option grants under our Stock Option Plan. Our current policy provides that each non-employee director receive upon such person’s initial election as a director, an option under the Stock Option Plan to acquire, at the then fair market value, 25,000 shares of our Class A Common Stock and, subject to certain limitations, an annual option grant under the Stock Option

Plan to acquire an additional 10,000 shares of our Class A Common Stock at each annual meeting of our stockholders at which such director is re-elected or remains a director. The Stock Option Plan provides that options granted vest in four equal annual installments beginning on the first anniversary of the date of grant, unless otherwise provided by the Board of Directors or the Compensation Committee. The Nominating and Corporate Governance Committee will periodically review and may revise the compensation policies for non-employee directors.

EXECUTIVE COMPENSATION

Summary Compensation Table

      The following table sets forth remuneration paid or accrued by Boca Resorts and its subsidiaries during the fiscal years ended June 30, 2004, 2003 and 2002 to the Chief Executive Officer and to each of the four most highly compensated executive officers of Boca Resorts and its subsidiaries, other than the Chief Executive Officer, who received salary and bonus which combined equaled greater than $100,000 (together, the “Named Executive Officers”) and the capacities in which the services were rendered.

							Long-Term
							Compensation

							Securities
		Annual Compensation					Underlying Options
							to Purchase
					Other Annual		Class A Common
Name and Principal Position	Fiscal Year	Salary	Bonus		Compensation		Stock

H. Wayne Huizenga	2004	—	—		—		150,000 shares
Chairman of the Board and	2003	—	—		—		250,000 shares
Chief Executive Officer	2002	—	—		—		250,000 shares
David S. Feder	2004	$442,299	$125,000	(1)	$22,849	(1)	75,000 shares
President and Chief Operating	2003	$425,000	$125,000	(1)	$46,494	(1)	75,000 shares
Officer	2002	$425,000	$305,000	(1)	$43,381	(1)	175,000 shares
Wayne Moor	2004	$280,500	—		$2,396	(2)	37,500 shares
Senior Vice President, Treasurer	2003	$275,000	—		—		87,500 shares
and Chief Financial Officer	2002	—	—		—		—
Richard L. Handley	2004	$136,250	—		$19,084	(2)	37,500 shares
Senior Vice President, Secretary	2003	$136,250	—		$16,853	(2)	37,500 shares
and General Counsel	2002	$136,250	—		$27,660	(2)	37,500 shares
MaryJo Finocchiaro	2004	$163,200	—		$3,098	(2)	25,000 shares
Vice President and Corporate	2003	$152,778	—		—		18,000 shares
Controller	2002	—	—		—		—

(1)	Bonus compensation for the fiscal years ended June 30, 2004 and 2003 included a performance bonus paid to Mr. Feder after finalization of the audited financial statements. Bonus compensation for the fiscal year ended June 30, 2002 for Mr. Feder included a signing bonus of $180,000 and an annual bonus of $125,000. Other annual compensation for the fiscal year ended June 30, 2004 includes contributions for Mr. Feder’s benefit to Boca Resorts 401(k) plan and the leased value of an automobile made available to Mr. Feder. Other annual compensation for the fiscal years ended June 30, 2003 and 2002 includes contributions for Mr. Feder’s benefit to Boca Resorts 401(k) plan, the leased value of an automobile made available to Mr. Feder, the value of temporary living accommodations at the Boca Raton Resort & Club in connection with his relocation and other moving expenses.

(2)	Comprised of contributions for named employees’ benefit to Boca Resorts 401(k) plan as well as medical, dental, disability and life insurance premiums paid by Boca Resorts on behalf of the employee.

Employment Agreements

      In October 2001, we entered into an employment agreement with Mr. Feder. The employment agreement expires in October 2004 and provides for a base salary subject to annual review by the Compensation Committee (which base salary amounted to $470,000 as of June 30, 2004) and an annual incentive bonus not to exceed $125,000 based on satisfaction of certain performance criteria (except for the year ended June 30, 2002 where Mr. Feder was entitled to a signing bonus of $180,000 and an annual bonus of $125,000).

Option Grants in Last Fiscal Year

      The following table sets forth information concerning grants of stock options made during the fiscal year ended June 30, 2004 to the Named Executive Officers.

					Potential Realizable
		% of Total			Value at Assumed
	Number of	Options			Annual Rates of Stock
	Securities	Granted to			Price Appreciation
	Underlying	Employees			for Option Term(2)
	Options	in	Exercise	Expiration
Name	Granted(1)	Fiscal Year	Price	Date	5%	10%

H. Wayne Huizenga	150,000 shares	26.1%	$13.55	11/07/13	$1,278,228	$3,239,282
Chairman of the Board and Chief Executive Officer
David S. Feder	75,000 shares	13.0%	$13.55	11/07/13	$639,114	$1,619,641
President and Chief Operating Officer
Wayne Moor	37,500 shares	6.5%	$13.55	11/07/13	$319,557	$809,820
Senior Vice President, Treasurer and Chief Financial Officer
Richard L. Handley	37,500 shares	6.5%	$13.55	11/07/13	$319,557	$809,820
Senior Vice President, Secretary and General Counsel
MaryJo Finocchiaro	25,000 shares	4.3%	$13.55	11/07/13	$213,038	$539,880
Vice President and Corporate Controller

(1)	Generally, these options become exercisable in four equal annual installments commencing on November 7, 2004.

(2)	As required by the rules promulgated by the Securities and Exchange Commission, potential realizable values are based on the prescribed assumption that our Class A Common Stock will appreciate in value from the date of grant to the end of the option term at rates (compounded annually) of 5% and 10%, respectively, and therefore are not intended to forecast possible future appreciation, if any, in the price of our Class A Common Stock.

Fiscal Year-end Option Value Table

	Number of Securities		Value of Unexercised
	Underlying Unexercised		In-the-Money Options at
	Options at June 30, 2004		June 30, 2004

Name	Exercisable	Unexercisable	Exercisable	Unexercisable

H. Wayne Huizenga	1,250,000 shares	550,000 shares	$9,022,656	$4,413,344
Chairman of the Board and Chief Executive Officer
David S. Feder	213,750 shares	218,750 shares	$1,674,600	$1,842,125
President and Chief Operating Office
Wayne Moor	21,875 shares	103,125 shares	$193,313	$815,063
Senior Vice President, Treasurer and Chief Financial Officer
Richard L. Handley	279,225 shares	96,875 shares	$1,665,406	$752,219
Senior Vice President, Secretary and General Counsel
MaryJo Finocchiaro	54,777 shares	51,250 shares	$397,736	$391,157
Vice President and Corporate Controller

Stock Option Plan

      The Stock Option Plan is designed as a means to attract, retain and motivate key employees and directors. The Compensation Committee is currently responsible for administering and interpreting the Stock Option Plan.

      Options are granted under the Stock Option Plan on such terms and at such prices as determined by the Compensation Committee, except that the per share exercise price of the options cannot be less than the fair market value of the Class A Common Stock on the date of grant. Each option is for a term of not less than five years nor more than ten years, as determined by the Compensation Committee. The Stock Option Plan provides that options granted vest in four equal annual installments beginning on the first anniversary of the date of grant, unless otherwise provided by the Board of Directors or the Compensation Committee. However, in the event of a change of control (as such term is defined in the Stock Option Plan), all outstanding options become immediately exercisable. Options granted under the Stock Option Plan are not transferable other than by will or by the laws of descent and distribution.

      The number of shares of our Class A Common Stock authorized under our Stock Option Plan is 9,000,000. As of September 10, 2004, we granted, net of cancellations, options to purchase an aggregate of 7,814,023 shares of our Class A Common Stock with exercise prices ranging from $9.31 per share to $26.38 per share, leaving 1,185,977 options available for future grants.

Compensation Committee Report on Executive Compensation

      The Compensation Committee currently is composed of two outside (non-management) directors of Boca Resorts. The Committee’s responsibilities include reviewing and making recommendations to the Board of Directors generally with respect to the compensation of our executive officers. The Board of Directors reviews these recommendations and approves all executive compensation action.

      Our executive compensation program is designed to align compensation with our business strategy, values and management initiatives. Historically, the components of our compensation program for executive officers have included base compensation and stock options.

Base Compensation

      The Committee has evaluated and determined appropriate ranges of pay for all categories of management to facilitate a company-wide systematic salary structure with appropriate internal alignment. In determining appropriate pay ranges, the Committee annually examines market compensation levels for executives who are currently employed in similar positions in public companies with comparable revenues, net income and market capitalization.

Stock Options

      Stock options align the interests of employees and stockholders by providing value to the employee when the stock price increases. All options are granted with exercise prices equal to 100% of the fair market value of our Class A Common Stock on the date of grant.

      Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), limits an employer’s income tax deduction for compensation paid to certain key executives of a public company to $1,000,000 per executive per year. We have no executives whose salaries currently approach this level and, accordingly, have not addressed what approach we will take with respect to Section 162(m), except to the extent the Stock Option Plan contains standard limits and provisions on awards which are extended to enable such awards to be exempt from the Section 162(m) deduction limits.

Compensation of Chairman of the Board and Chief Executive Officer

      The Compensation Committee’s approach to executive compensation is designed to focus management’s attention on strong financial performance, overall leadership, strategic planning and increased shareholder value. Stock ownership is a fundamental principle underlying the philosophy and structure of our compensation and ensures that management’s interests are aligned with the interests of our stockholders.

      Mr. Huizenga has been awarded periodic grants of stock options since he became Chairman of the Board and Chief Executive Officer in September 1996, but has not been paid a salary or bonus during that time. He was awarded stock options entitling him to purchase 150,000 shares of our Class A Common Stock exercisable at a price of $13.55 during the year ending June 30, 2004, compared to stock options entitling him to purchase 250,000 shares of our Class A Common Stock exercisable at a price of $11.16 during the year ending June 30, 2003.

      Mr. Huizenga together with his management team, achieved several key objectives during the fiscal year ended June 30, 2004. Mr. Huizenga led Boca Resorts to achieve solid financial performance in spite of the challenging macroeconomic landscape. Pre-tax income totaled $29.3 million for the fiscal year ended June 30, 2004, compared to $14.3 million for the year ended June 30, 2003. The fiscal year was also marked by additional strategic investments in Boca Resorts’ properties, including completion of a state-of-the-art marina renovation at the Bahia Mar Resort and Yachting Center. Management was also successful in improving Boca Resorts’ financial flexibility by closing on a lower-cost $325.0 million credit facility in July 2004. The credit facility consists of a term loan in the principal amount of $200.0 million, which matures in July 2009 and a revolving credit facility in the principal amount of $125.0 million, which expires in July 2007. The proceeds of the term loan were used in August 2004 to redeem, in full, Boca Resorts’ outstanding senior subordinated notes.

      The Compensation Committee’s knowledge of Mr. Huizenga’s successful business background, together with their observation of his performance during his tenure with Boca Resorts, assures the Committee of his ability to provide Boca Resorts with strong leadership.

Michael S. Egan and George D. Johnson, Jr.
As Members of the Compensation Committee
During the Fiscal Year Ended June 30, 2004

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

      No member of the Compensation Committee was an officer or employee of Boca Resorts or of any of its subsidiaries during the fiscal year ended June 30, 2004 or was formerly an officer of Boca Resorts or of any of its subsidiaries. During the fiscal year ended June 30, 2004, none of our executive officers served on the compensation committee of any other entity, any of whose directors or executive officers served either on our Board of Directors or on our Compensation Committee. During the fiscal year ended June 30, 2004, Mr. Huizenga served as a director of Extended Stay and AutoNation, during which time Mr. Johnson served as an executive officer of Extended Stay and Mr. Hudson served as an executive officer of AutoNation.

PERFORMANCE GRAPH

      The following graph compares the cumulative total stockholder returns on our Class A Common Stock, based on the market price of our Class A Common Stock from June 30, 1999 through June 30, 2004, with the cumulative total return of each of (a) the S&P 500 Index and (b) a peer group consisting of Hilton Hotels Corporation, Host Marriott Corporation, Starwood Hotels & Resorts Worldwide, Wyndham International, Inc. and Vail Resorts, Inc. The graph assumes that the value of the investment in our Class A Common Stock and in each index was $100 at June 30, 1999 and that all dividends were reinvested. The graph lines connect quarter-end dates and do not reflect fluctuations between those dates.

CUMULATIVE TOTAL RETURN

Based on an investment of $100 on June 30, 1999

	Jun-	Sep-	Dec-	Mar-	Jun-	Sep-	Dec-	Mar-	Jun-	Sep-
	99	99	99	00	00	00	00	01	01	01

Boca Resorts, Inc.	$100.00	$98.25	$91.23	$80.12	$92.40	$102.92	$134.50	$108.54	$137.83	$93.10
S&P 500	$100.00	$93.76	$107.71	$110.18	$107.25	$106.21	$97.89	$86.28	$91.33	$77.92
Peer Group	$100.00	$74.94	$73.69	$72.14	$87.21	$94.53	$100.97	$97.74	$114.77	$65.79

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Dec-	Mar-	Jun-	Sep-	Dec-	Mar-	Jun-	Sep-	Dec-	Mar-	Jun-
	01	02	02	02	02	03	03	03	03	04	04

Boca Resorts, Inc.	$122.57	$121.08	$123.98	$95.44	$100.12	$103.02	$121.64	$121.26	$139.97	$163.26	$185.43
S&P 500	$86.25	$86.48	$74.90	$61.96	$67.19	$65.07	$75.09	$77.08	$86.47	$87.94	$89.44
Peer Group	$88.66	$114.26	$105.19	$79.34	$85.18	$77.98	$92.51	$113.12	$122.07	$127.04	$138.84

      The Compensation Committee Report on Executive Compensation, the Audit Committee Report and the Performance Graph above shall not be deemed soliciting material or incorporated by reference into any of our filings with the Securities and Exchange Commission by implication or by any reference in any such filing to this Proxy Statement.

RELATED PARTY TRANSACTIONS

      The following is a summary of material agreements and transactions between or among us and related parties. It is our policy to enter into any such transactions with related parties on terms that, on the whole, are no less favorable than those that would be available from unaffiliated parties. Based on management’s experience and the terms of our transactions with unaffiliated parties, it is management’s belief that all of the transactions described below met that standard at the time such transactions were effected.

      We paid a management fee to Huizenga Holdings, Inc., a corporation whose sole shareholder is our Chairman and Chief Executive Officer, H. Wayne Huizenga, of $1.9 million, $1.9 million and $2.7 million for the fiscal years ended June 30, 2004, 2003 and 2002, respectively. In fiscal 2003, following the resignation of Richard C. Rochon as President of Boca Resorts (where he served without salary), and as President of Huizenga Holdings, Inc., the management agreement was amended to limit the management fee payable for the fiscal years ended June 30, 2004 and 2003 to the lesser of 1% of total revenue, or $1.9 million. The limit on the management fee was principally due to Mr. Rochon’s resignation. Prior to that, the management fee was equal to 1% of total revenue of Boca Resorts. It is anticipated that the management agreement and fee will continue to be reviewed annually by the Audit Committee. Pursuant to the agreement, Huizenga Holdings, Inc. primarily provides Boca Resorts certain administrative, financing, tax, legal, investor relations and strategy related services.

      We paid Callaghan & Partners, Ltd. $326,000 during the year ended June 30, 2002, which represented 1.5% of the budgeted construction and development cost of certain approved projects. No amounts were paid or owed during the fiscal years ended June 30, 2004 and 2003. Dennis J. Callaghan, a director of Boca Resorts, is President of Callaghan & Partners, Ltd., an entity founded by Mr. Callaghan to acquire, develop, finance, renovate and manage resorts, hotels and residential and commercial properties in the United States and abroad.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

      Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than five percent of our Class A Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of change in ownership of our Class A Common Stock. Such persons are required by regulations of the Securities and Exchange Commission to furnish us with copies of all such reports they file.

      To our knowledge, based solely on a review of the copies of such reports furnished to us, all Section 16(a) filings with respect to the fiscal year ended June 30, 2004 were timely made.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth certain information regarding the beneficial ownership of our Common Stock (including shares which the named individuals have the right to acquire within 60 days upon the exercise of outstanding options) as of September 10, 2004, by (a) each person known to own beneficially more than 5% of our Class A Common Stock, (b) each of our directors, (c) each of our executive officers and (d) all of our directors and executive officers as a group. Unless otherwise indicated, the address of the designated party is at 501 East Camino Real, Boca Raton, Florida 33432, our principal business address.

		Options
		Exercisable	Total Shares
	Common	Within	Beneficially	Percent
	Stock	60 Days	Owned	Ownership(1)

H. Wayne Huizenga(2)	6,785,796	1,437,500	8,223,296	19.7%
David S. Feder	—	276,250	276,250	*
Wayne Moor	—	43,750	43,750	*
Richard L. Handley	15,000	310,475	325,475	*
MaryJo Finocchiaro	—	69,277	69,277	*
Steven R. Berrard(3)	350,000	87,500	437,500	1.1%
Dennis J. Callaghan	—	305,000	305,000	*
Michael S. Egan(4)	110,200	87,500	197,700	*
Harris W. Hudson(5)	391,000	87,500	478,500	1.2%
George D. Johnson, Jr.(6)	1,739,848	87,500	1,827,348	4.5%
Henry Latimer	—	87,500	87,500	*
Peter H. Roberts(7)	407,000	57,500	464,500	1.2%
Richard C. Rochon(8)	—	555,000	555,000	1.4%
All directors and executive officers as a group (13 persons)	9,798,844	3,492,252	13,291,096	30.4%
H. Wayne Huizenga, Jr.	9,706,781	31,000	9,737,781	24.2%
450 East Las Olas Blvd. Fort Lauderdale, Florida 33301(9)
Dimensional Fund Advisors, Inc.	2,553,641	—	2,553,641	6.3%
1299 Ocean Avenue, 11th Floor Santa Monica, California 90401(10)
Cascade Investment, L.L.C.	2,047,704	—	2,047,704	5.1%
2365 Carillon Point Kirkland, Washington 98033(11)

*	Less than one percent (1%).

(1)	The denominator used to calculate percent of beneficial ownership for each named stockholder is based on 40,255,789 shares of our Common Stock outstanding at September 10, 2004, plus those shares issuable within 60 days of September 10, 2004 upon exercise of any options that are held by the applicable stockholder.

(2)	The aggregate number of shares of our Common Stock owned by Mr. Huizenga includes (a) 6,033,494 shares of our Class A Common Stock owned by Huizenga Investment Limited Partnership, a Nevada limited partnership controlled by Mr. Huizenga, (b) 397,202 shares owned directly by Mr. Huizenga, (c) 100,100 shares owned by Mr. Huizenga’s wife and 255,000 shares of Class B Common Stock, which are all the shares of Class B Common Stock issued and outstanding. Each share of Class B Common Stock is entitled to 10,000 votes on each matter submitted to stockholders for approval at the Annual Meeting. Mr. Huizenga disclaims beneficial ownership of the shares owned by his wife.

(3)	The aggregate number of shares of our Class A Common Stock owned by Mr. Berrard consists of 350,000 shares owned by Berrard Holdings Limited Partnership, a Nevada limited partnership controlled by Mr. Berrard.

(4)	The aggregate number of shares of our Class A Common Stock owned by Mr. Egan consists of 110,000 shares owned directly by Mr. Egan and 200 shares owned by a member of Mr. Egan’s family living in the same household as Mr. Egan.

(5)	The aggregate number of shares of our Class A Common Stock owned by Mr. Hudson consists of 300,000 shares owned by the Harris W. Hudson Limited Partnership, a Nevada limited partnership controlled by Mr. Hudson and 91,000 shares owned directly by Mr. Hudson.

(6)	The aggregate number of shares of our Class A Common Stock owned by Mr. Johnson consists of (a) 1,118,848 shares owned by GDJ, Jr. Investments Limited Partnership, a Nevada limited partnership controlled by Mr. Johnson, (b) 15,000 shares owned by Mr. Johnson’s wife, (c) 303,000 shares owned by the GD Johnson III ESA Trust and (d) 303,000 shares owned by the SP Johnson ESA Trust. Mr. Johnson disclaims beneficial ownership of the shares owned by his wife, the GD Johnson III ESA Trust and the SP Johnson ESA Trust.

(7)	The aggregate number of shares of our Class A Common Stock owned by Mr. Roberts consists of 400,000 shares owned directly by Mr. Roberts and 7,000 shares owned by Mr. Robert’s wife. Mr. Roberts disclaims beneficial ownership of the shares owned by his wife.

(8)	Mr. Rochon notified us by letter dated September 14, 2004 of his retirement from our Board of Directors, effective as of our 2004 Annual Meeting of Stockholders.

(9)	The number of shares of Common Stock beneficially owned by H. Wayne Huizenga, Jr., son of Mr. Huizenga, is based upon a review of the Form 4 filed on January 7, 2004.

(10)	The number of shares of Common Stock beneficially owned by Dimensional Fund Advisors, Inc. is based upon a review of the Schedule 13G/A filed on February 6, 2004.

(11)	The number of shares of Common Stock beneficially owned by Cascade Investment, L.L.C is based upon a review of the Schedule 13D filed on October 12, 2000.

PROPOSAL ONE

ELECTION OF DIRECTORS

      Our Bylaws provide that the Board of Directors shall consist of one or more members, the exact number of which may be determined from time to time by our stockholders or the Board of Directors. The Board of Directors has nominated directors for a term of service expiring at our 2005 Annual Meeting of Stockholders or until a successor of each has been elected and qualified. All nominees have indicated their willingness to serve and, unless otherwise specified on the proxy, it is the intention of the proxy holders to vote for the nominees listed below. The confirmed nominees for the Board of Directors for the term expiring at our 2005 Annual Meeting of Stockholders or until a successor of each is duly elected and qualified are as follows:

Steven R. Berrard
Dennis J. Callaghan
Michael S. Egan
Harris W. Hudson
H. Wayne Huizenga
George D. Johnson, Jr.
Henry Latimer
Peter H. Roberts

      Biographical information relating to each of these nominees for director appears earlier in this Proxy Statement under the heading “BIOGRAPHICAL INFORMATION REGARDING DIRECTORS AND EXECUTIVE OFFICERS.”

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE NOMINEES FOR DIRECTOR NAMED ABOVE. PROXY CARDS EXECUTED AND RETURNED (OR INTERNET AND TELEPHONE VOTING) WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

PROPOSAL TWO

RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANT

      The Sarbanes-Oxley Act provides that each corporation’s audit committee is directly responsible for appointing the independent public accountant. Stockholder ratification of the selection of Ernst & Young LLP as our independent public accountant is not required by our Bylaws or otherwise. However, the Audit Committee is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee in their discretion may direct the appointment of a different independent accounting firm at any time during the year if it determines that such a change would be in the best interests of Boca Resorts and its stockholders. It is anticipated that a representative from Ernst & Young LLP will be present at the Annual Meeting and will have an opportunity to make a statement if so desired and will be available to respond to any appropriate questions. Ernst & Young LLP replaced Arthur Andersen LLP as our independent public accountant on June 26, 2002. Arthur Andersen LLP acted as our independent public accountant from 1996 until June 2002.

      THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANT. PROXY CARDS EXECUTED AND RETURNED (OR INTERNET AND TELEPHONE VOTING) WILL BE SO VOTED UNLESS CONTRARY INSTRUCTIONS ARE INDICATED THEREON.

STOCKHOLDER PROPOSALS

      In accordance with rules promulgated by the Securities and Exchange Commission, any stockholder who wishes to submit a proposal for inclusion in our proxy material to be distributed by us in connection with our 2005 Annual Meeting of Stockholders must do so no later than May 30, 2005, which represents 120 calendar days before September 27, 2005 (the first anniversary of this Proxy Statement). Any such proposal should be submitted in writing to our Secretary at our principal executive offices.

      In addition, our Bylaws require that in order for any business to be properly brought before any meeting of stockholders, including nominations for the election of directors, a stockholder must provide written notice delivered to our Secretary at our principal executive offices not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 70 days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the corporation).

      The stockholder notice must include the stockholder’s name and address as it appears on our records and the class and number of shares of our capital stock beneficially owned by such stockholder. In addition, (a) for proposals other than nominations for the election of directors, such notice must include a description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting, and any material interest of the stockholder in such business, and (b) for proposals relating to stockholder nominations for the election of directors, such notice must also include, with respect to each person nominated, the information required by Regulation 14A under the Exchange Act.

OTHER MATTERS

      Management does not intend to present any other items of business and knows of no other matters that will be brought before the Annual Meeting. However, if any additional matters are properly brought before the Annual Meeting, the persons named in the enclosed proxy shall vote the proxies in their discretion in the manner they believe to be in our best interests. The accompanying form of proxy has been prepared at the direction of the Board of Directors and is sent to you at the request of the Board of Directors. Your Board of Directors has designated the proxies named therein.

By Order of the Board of Directors,

RICHARD L. HANDLEY
Senior Vice President, Secretary and General Counsel

Boca Raton, Florida

September 27, 2004

APPENDIX A

BOCA RESORTS, INC.

AMENDED AND RESTATED AUDIT COMMITTEE CHARTER

      The Audit Committee (the “Committee”) is a committee of the Board of Directors (the “Board”) of Boca Resorts, Inc. (the “Company”). The primary function of the Committee is to assist the Board in fulfilling its oversight responsibilities by reviewing the Company’s financial reporting and audit processes, and the Company’s systems of internal controls and disclosure controls, including, without limitation: (i) assisting the Board’s oversight of (a) the integrity of the Company’s financial statements, (b) the Company’s compliance with legal and regulatory requirements, (c) the Company’s independent auditor’s qualifications and independence, and (d) the performance of the Company’s independent auditor and the Company’s internal audit function; and (ii) preparing the report required to be prepared by the Committee pursuant to the rules of the Securities and Exchange Commission (the “SEC”) for inclusion in the Company’s annual proxy statement.

      While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.

DUTIES AND RESPONSIBILITIES

      The Committee shall have the following duties and responsibilities:

1. Select, in its sole discretion, the firm of independent auditors to audit the books, accounts, internal controls and financial statements of the Company and its subsidiaries for each fiscal year. The Board may seek shareholder ratification of the independent auditor selected by the Committee at the Company’s annual meeting of shareholders, provided that ultimate authority for the appointment of the independent auditors remains vested solely in the Committee.

2. Review the performance of the independent auditor and, where appropriate, terminate and replace the independent auditor. The independent auditor shall report directly to the Committee and the Committee shall oversee the resolution of disagreements between the Company’s management and the independent auditor.

3. Review and approve in advance the terms of the independent auditor’s annual engagement, including the proposed fees, as well as the scope of auditing services to be provided.

4. Develop policies and procedures with respect to the provision of non-audit services by the independent auditor. Review and approve in advance any non-audit services to be provided by the independent auditor (subject to de minimus exceptions permitted pursuant to the Securities Exchange Act of 1934, as amended (the “Act”), and approved by the Committee prior to the completion of the audit), and the amount of compensation to be paid to the independent auditor for such non-audit services. Delegate to the Chair or members of the Committee, as appropriate, the authority to review and approve, within guidelines and limits established by the Committee, specific non-audit services to be provided by the independent auditor and the amount of compensation to be paid therefor.

5. At least annually obtain and review a report by the independent auditor describing:

(i) the independent auditor’s internal quality-control procedures;

(ii) any material issues raised in the most recent internal quality-control review, or peer review, of the independent auditor, or by any inquiry or investigation by the government or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent auditor, and any steps taken to deal with such issues; and

(iii) (to assess the independent auditor’s independence) all relationships between the independent auditor and the Company, including a description of each category of service provided by the independent auditor to the Company and a list of the fees billed for each such category.

6. Oversee the independence of the Company’s independent auditor by, among other things:

(i) actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor, and taking appropriate action to satisfy itself of the auditor’s independence;

(ii) receiving from and discussing with the independent auditor the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees);

(iii) considering whether the independent auditor’s performance of permissible non-audit services is compatible with the auditor’s independence;

(iv) ensuring that the rotation of the lead audit partner and reviewing audit partner or other audit personnel responsible for the audit of the Company’s financial statements conforms to the requirements of applicable law (including the Act and the regulations promulgated thereunder) and the rules of the New York Stock Exchange (the “NYSE”);

(v) setting clear hiring policies for employees or former employees of the independent auditor in accordance with the requirements of applicable law; and

(vi) ensuring that the independent auditor’s partner rotation policy conforms to the requirements of the Act and the rules regulations promulgated in accordance therewith.

7. Review with management, the Company’s internal auditors and the independent auditor, the Company’s significant financial risks or exposures and assess the steps management has taken to monitor and mitigate such risks or exposures. Discuss with management the Company’s policies and guidelines with respect to risk assessment and risk management.

8. Review, in consultation with management, the Company’s internal auditors and the independent auditor: (i) the audit scope and plan of the internal and independent audit functions and all critical accounting policies and practices to be used and (ii) the coordination of effort between the internal and independent audit functions to assure completeness of coverage, reduction of redundant efforts and the effective use of audit resources. Monitor progress under the audit plan during the year and its results.

9. Review and discuss with management and the independent auditor the following:

(i) the audit of the annual financial statements and the Company’s internal controls over financial reporting and disclosure and the independent auditor’s reports thereon;

(ii) any significant changes required in the independent auditor’s audit plan;

(iii) any significant difficulties or disputes encountered during the course of the audit (including a review with the independent auditor of any audit problems or difficulties encountered and management’s response thereto);

(iv) the Company’s quarterly financial statements and annual audited financial statements, including the Company’s disclosures under the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section of the Company’s Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q and the disclosures related to the Company’s controls and procedures, and the quality and acceptability of financial reporting decisions and judgments and any major issues related thereto;

(v) the Company’s policies with respect to earnings press releases (including “pro forma” or “adjusted” non-GAAP financial information) and the disclosure of financial information and earnings guidance to be provided to analysts and rating agencies;

(vi) critical accounting policies and such other accounting policies of the Company as are deemed appropriate for review by the Committee prior to any interim or year-end filings with the SEC or other regulatory body;

(vii) including any financial reporting issues that could have a material impact on the Company’s financial statements;

(viii) major issues regarding accounting principles and financial statements presentations, including (a) any significant changes in the Company’s selection or application of accounting principles and (b) any analyses prepared by managers and/or the independent auditor setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements;

(ix) alternative generally accepted accounting principles treatments of financial information that have been discussed by the independent auditor and management, analyses of the ramifications and effects of the use of such alternative disclosures and treatments on the Company’s financial statements, and the treatments preferred by the independent auditor;

(x) all other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences;

(xi) the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company; and

(xii) any other matters related to the conduct of the audit that are required to be communicated to the Committee under generally accepted auditing standards.

10. Discuss privately with the independent auditor any matters deemed significant by the independent auditor, including those matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended.

11. On a quarterly basis, review and discuss with the independent auditor, management (including the Company’s Chief Executive Officer and Chief Financial Officer) and the Company’s internal auditors the following:

(i) the principal executive officer and principal financial officer certifications required to be made in connection with the Company’s periodic reports under the Act and the Sarbanes-Oxley Act of 2002;

(ii) all significant deficiencies in the design or operation of internal controls which could adversely affect the Company’s ability to record, process, summarize and report financial data, including any material weaknesses in internal controls identified by the independent auditor;

(iii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal controls; and

(iv) any significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

12. Annually, obtain a written report from management on the effectiveness of internal controls over financial reporting, including controls designed to prevent or mitigate financial statement fraud, and review the effectiveness of internal controls with management, the Company’s internal auditors and the independent auditor.

13. Establish procedures for: (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters; and (iii) the receipt and treatment of any evidence of a violation of the securities laws or breach of fiduciary duty brought to the Committee’s attention by the Company’s in-house or external securities counsel.

14. Annually, prepare a written report as required by SEC rules regarding whether the Committee has:

(i) reviewed and discussed the audited financial statements with management;

(ii) discussed with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61; and

(iii) received from the independent auditor disclosures regarding the independent auditor’s independence required by Independence Standards Board Standard No. 1, and discussed with the independent auditor its independence.

15. Recommend (if appropriate), based on the review of the audited financial statements and the discussions conducted with, and disclosures received from, management and the independent auditor as contemplated above, to the Board of Directors that the audited financial statements and other financial disclosures be included in the Company’s Annual Report on Form 10-K.

16. Review and concur in the appointment, replacement, reassignment, dismissal and performance assessment of the Company’s chief audit executive.

17. Review the independence of the Company’s chief audit executive and internal audit function.

18. Review with management and the Company’s chief audit executive:

(i) the internal corporate audit staff functions, including: (a) purpose, authority and organizational reporting lines; and (b) annual audit plan, budget and staffing;

(ii) the Company’s internal system of audit and financial controls;

(iii) any significant findings and recommendations of the Company’s internal auditors, together with management’s responses thereto;

(iv) any significant difficulties encountered in the course of internal audits, including any restrictions on the scope of work or access to required information; and

(v) any significant changes required in the internal auditor’s audit plan.

19. Review policies and procedures, as applicable, with respect to executive officers’ expense accounts and perquisites, including use of corporate assets, and consider the results of any review of these areas by the internal or independent auditor.

20. Review with management and the independent auditor any correspondence with regulators, government agencies, employees or any published reports that raise material issues regarding the Company’s financial statements or accounting policies.

21. Review and approve any contracts or transactions greater than $100,000 (individually or together in the aggregate if part of a series of related transactions) entered into between the Company and any director, officer or employee of the Company or an affiliate of any such director, officer or employee (“Related Party Transactions”), other than employment- and compensation-related agreements. Review with management, as appropriate, any Related Party Transactions up to $100,000.

22. Establish, review periodically and update as necessary a Code of Business Conduct and Ethics (the “Code”), ensure that management has established a system to enforce the Code, and review management’s monitoring of the Company’s compliance with the Code.

23. Review with the Company’s counsel legal matters that may have a material impact on the financial statements, the Company’s compliance policies and any material reports or inquiries from regulators or government agencies.

24. Address or take action with respect to any other matter specifically delegated to the Committee from time to time by the Board.

MEMBERSHIP

      1. The Committee shall be comprised of at least three members designated by the Board. The Board shall designate one member of the Committee as Chair. Committee members may be removed by the Board.

      2. The Committee must be comprised of members that meet the independence requirements of applicable laws (including the Act and the rules promulgated thereunder) and the NYSE listing standards.

      3. As determined by the Board, (i) each member of the Committee shall be financially literate and at least one member of the Committee must have sufficient accounting or related financial management expertise in accordance with applicable NYSE listing standards, and (ii) at least one member of the Committee shall be an “audit committee financial expert” as defined in the Act and the applicable regulations promulgated thereunder.

      4. No member of the Committee may simultaneously serve on the audit committee of the board of directors of more than three public companies.

MEETINGS AND PROCEDURES

      1. The Committee may fix its own rules of procedure, which shall be consistent with the bylaws of the Company and this Charter.

      2. The Chair or a majority of the members of the Committee may call meetings of the Committee upon such notice as is required for special Board meetings in accordance with the Company’s bylaws. The Committee may meet by telephone conference call or by any other means permitted by law or the Company’s bylaws.

      3. The Committee shall conduct periodic separate executive sessions with management, with the Company’s internal auditors, and with the independent auditor to discuss any matters that the Committee or any of these groups believes should be discussed privately.

      4. A majority of the members of the Committee shall constitute a quorum.

      5. The Chair of the Committee shall be responsible for leadership of the Committee, including preparing the agenda, presiding over Committee meetings, making Committee assignments and reporting the Committee’s actions to the Board as contemplated below.

      6. The Committee may request that any Director, officer or employee of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests.

      7. The Chair of the Committee (or other member designated by the Chair or the Committee in the Chair’s absence) shall regularly report to the full Board on its proceedings and any actions that it takes.

      8. The Committee shall keep written minutes of its meetings, which minutes shall be maintained with the books and records of the Company.

PERFORMANCE EVALUATION

      1. The Committee shall conduct a self-evaluation of its performance annually.

      2. In conducting this review, the Committee shall evaluate whether this Charter appropriately addresses the matters that are or should be within its scope.

      3. In conducting this review, the Committee shall address all matters that it considers relevant to its performance, including at least the following: the adequacy, appropriateness and quality of the information and recommendations presented by the Committee to the Board, the manner in which they were discussed or debated, and whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner.

      4. The Committee shall present to the Board the results of its evaluation, including any recommended amendments to this Charter and any recommended changes to the Company’s or the Board’s policies and procedures.

OUTSIDE ADVISORS

      1. The Committee has the authority to obtain, and shall obtain as appropriate, advice and assistance from outside legal, accounting or other advisors, at the Company’s expense, as the Committee determines appropriate or advisable to carry out its duties. Additionally, the Committee shall have the authority to call upon the appropriate corporate staff for assistance in the conduct of its responsibilities.

      2. The Company shall provide appropriate funding, as determined by the Committee, for compensation to the independent auditor and to any advisors that the Committee chooses to engage. The Company shall also pay for any ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

BOCA RESORTS, INC.

C/O EQUISERVE TRUST COMPANY, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Your vote is important. Please vote immediately.

Vote-by-Internet	OR	Vote-by-Telephone
Log on to the Internet and go to http://www.eproxyvote.com/rst		Call toll-free 1-877-PRX-VOTE (1-877-779-8683)

If you vote over the Internet or by telephone, please do not mail your card.

[BCRCM - BOCA RESORTS, INC.] [FILE NAME: ZBCRC1.ELX] [VERSION - (1)] [09/17/04] [orig. 09/17/04]

DETACH HERE IF YOU ARE RETURNING YOUR PROXY CARD BY MAIL

ZBCRC1

X Please mark votes as in this example.

#BCR

The Board of Directors recommends a vote FOR the following proposals:

1. To elect as directors of Boca Resorts, Inc. (the "Company") all of the following nominees:
Nominees: (01) Steven R. Berrard, (02) Dennis J. Callaghan, (03) Michael S. Egan, (04) Harris W. Hudson, (05) H. Wayne Huizenga, (06) George D. Johnson, Jr., (07) Henry Latimer and (08) Peter H. Roberts.

FOR ALL NOMINEES ☐ WITHHELD FROM ALL NOMINEES ☐

☐ ______________________________
For all nominee(s) except as written above

	FOR	AGAINST	ABSTAIN
2. To ratify the action of the Audit Committee of the Board of Directors in appointing Ernst & Young LLP as the Company's independent public accountants for the year ending June 30, 2005; and	☐	☐	☐

3. In their judgment, the proxies are authorized to vote upon such other business as may be properly brought before the Annual Meeting and each adjournment or postponement thereof.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ☐

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE FIRST TWO PROPOSALS AND IN THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS PROPERLY BROUGHT BEFORE THE MEETING.

PLEASE MARK, DATE, SIGN AND RETURN USING THE ENCLOSED ENVELOPE. YOUR PROMPT ATTENTION WILL BE APPRECIATED.

Please sign your name exactly as it appears on the left. Executors, administrators, trustees, guardians, attorneys and agents should give their full titles and submit evidence of appointment unless previously furnished to the Company or its transfer agent. All joint owners should sign.

Signature: ______________________ Date: __________ Signature: ______________________ Date: __________

[BCRCM - BOCA RESORTS, INC.] [FILE NAME: ZBCRC2.ELX] [VERSION - (1)] [09/17/04] [orig. 09/17/04]

DETACH HERE

ZBCRC2

PROXY

BOCA RESORTS, INC.

501 E. CAMINO REAL
BOCA RATON, FLORIDA 33432

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS
NOVEMBER 4, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of BOCA RESORTS, INC., a Delaware corporation (the "Company"), hereby appoints WAYNE MOOR and RICHARD L. HANDLEY, or either of them, the proxy or proxies of the undersigned, each with full power of substitution, to vote all shares of Class A common stock and Class B common stock (collectively, "Common Stock") of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at 9:00 a.m., Eastern Standard Time, on November 4, 2004, at the Boca Raton Resort & Club, 501 East Camino Real, Boca Raton, Florida 33432, and at all adjournments or postponements thereof, with authority to vote said Common Stock on the matters set forth on the reverse side.

The shares of Common Stock represented by this Proxy will be voted in the manner directed herein by the undersigned stockholder, who shall be entitled to the number of votes corresponding to each share of Class A common stock and/or Class B common stock held by such stockholder.

SEE REVERSE SIDE **CONTINUED AND TO BE SIGNED ON REVERSE SIDE** **SEE REVERSE SIDE**